UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

E*TRADE Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11 Times Square, 32nd Floor, New York, New York 10036
(Address of principal executive offices and Zip Code)

(646) 521-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 18, 2018, E*TRADE Financial Corporation (the “Company”) announced its third quarter earnings for fiscal year 2018. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

ITEM 7.01.	REGULATION FD DISCLOSURE

Additionally, the Company published an updated version of its investor presentation with data for the quarter ended September 30, 2018. The presentation is available on the Company’s corporate website, about.etrade.com.

Investors should note that the Company announces material financial information in SEC filings, press releases and public conference calls. Based on guidance from the SEC, the Company may also use the Investor Relations section of its corporate website, about.etrade.com, to communicate with investors about the Company. It is possible that the financial and other information posted there could be deemed to be material information. The information on the Company’s corporate website is not part of this document.

ITEM 8.01.	OTHER EVENTS

On October 18, 2018, the Company announced that its Board of Directors has authorized the repurchase of up to $1 billion of shares of the Company’s common stock. The timing and exact amount of any common stock repurchases will depend on various factors, including market conditions and the Company’s capital position. The Company’s share repurchase program does not include specific price targets, may be executed through open market purchases or privately negotiated transactions, may utilize Rule 10b5-1 programs, and may be modified, suspended or terminated at any time. As of September 30, 2018, the Company had approximately 260 million shares outstanding. In addition, on October 18, 2018 the Company announced that its Board of Directors on October 17, 2018 declared a cash dividend of $0.14 per share on the Company’s outstanding shares of common stock. The dividend is payable on November 15, 2018 to shareholders of record as of the close of business on October 30, 2018.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

99.1 Earnings Press Release, dated October 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 18, 2018

E*TRADE FINANCIAL CORPORATION

		By:	/s/	Lori S. Sher
Lori S. Sher
Corporate Secretary